JENNISONDRYDEN PORTFOLIOS

Dryden US Equity Active Extension Fund

Supplement dated June 4, 2009 to the Prospectus dated November 3, 2008

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At a recent Meeting of the Board of Trustees of JennisonDryden Portfolios (the “Trust”), of which Dryden US Equity Active Extension Fund (the “Fund”) is a series, the Board determined after consideration of various factors, including the Fund’s asset size and developments in the marketplace, that it was in the best interests of the Fund’s shareholders for the Fund to make a final distribution of the Fund’s net assets to its shareholders in cancellation of the Fund’s outstanding shares.

The final distribution to shareholders will be made on or about August 26, 2009 and the Fund’s transfer agent will make remittances to shareholders as soon as practicable thereafter.

Fund shares held on the final distribution date in Prudential Mutual Fund Services Individual Retirement Accounts (“IRAs”) will be exchanged for shares of MoneyMart Assets, Inc. to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if such Fund shares were redeemed in cash.

Any contingent deferred sales charge (“CDSC”) that would otherwise be applicable to a shareholder of the Fund will be waived at the time of the final distribution. You may be subject to federal, state, local or foreign taxes on redemptions of Fund shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Fund.

In preparation for the final distribution, the Fund will be closed to most purchases (including automatic investment purchases) and exchanges on or about June 19, 2009. All costs associated with the final distribution will be borne by the Fund’s Investment Manager.

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